EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011

1. The following replaces "Distribution and Service Fees" in "Sales Charges":

Distribution and Service Fees. Class A, Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay distribution fees of 0.25% annually of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B, Class C and Class R also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.30% (0.25% in the case of Strategic Income Fund Class A) of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive a 0.25% service fee annually based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. After the sale of Class R shares, the principal underwriter generally pays service fees to financial intermediaries based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

May 4, 2011

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Statement of Additional Information dated March 1, 2011

1. The following is added as the sixth paragraph under "Distribution Plans" in "Sales Charges":

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, financial intermediaries and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid monthly in arrears based on the value of shares sold by such persons. For Class C, financial intermediaries currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to financial intermediaries at the time of sale. For the service fees paid, see Appendix B and Appendix C.

May 4, 2011